UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
 ____________________________________________________________________________________________________________
FORM 8-K
________________________________________________________________________________________________________________
 CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 28, 2025
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ALTRIA GROUP, INC.
(Exact name of registrant as specified in its charter)
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Virginia	1-08940	13-3260245
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6601 West Broad Street,	Richmond,	Virginia	23230
(Address of principal executive offices)			(Zip Code)
Registrant’s telephone number, including area code: (804) 274-2200
_______________________________________________________________________________________________________________
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Stock, $0.33 1/3 par value	MO	New York Stock Exchange
1.700% Notes due 2025	MO25	New York Stock Exchange
2.200% Notes due 2027	MO27	New York Stock Exchange
3.125% Notes due 2031	MO31	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.04.    Temporary Suspension of Trading Under Registrant’s Employee Benefit Plans.
On May 28, 2025, Altria Group, Inc. (the “Company”) received notice regarding a blackout period for the Company’s Deferred Profit-Sharing Plan for Salaried Employees and its Deferred Profit-Sharing Plan for Hourly Employees (together, the “DPS Plans”). The DPS Plans will be transitioning certain trustee services from State Street Bank and Trust Company to Fidelity Management Trust Company beginning July 11, 2025. As a result of this transition, there will be a blackout period during which participants and beneficiaries in the DPS Plans will be temporarily unable to direct or diversify investments in their individual accounts or obtain a loan, withdrawal or distribution from their DPS Plan accounts. The blackout period is expected to begin at 4:00 p.m. Eastern Time on July 10, 2025, and end during the week of July 13, 2025 (the “Blackout Period”).

On June 3, 2025, the Company sent a notice (the “Blackout Notice”) to its directors and executive officers pursuant to Section 306(a) of the Sarbanes-Oxley Act of 2002 and Section 104 of Regulation BTR under the Securities Exchange Act of 1934, as amended. The Blackout Notice informed directors and executive officers that during the Blackout Period, they will be prohibited from directly or indirectly purchasing, selling or otherwise acquiring or transferring any common stock of the Company acquired in connection with their service as a director or employment as an executive officer.

A copy of the Blackout Notice is attached as Exhibit 99.1 and is incorporated by reference in this Current Report on Form 8-K. During the Blackout Period and for a period of two years after the ending date of the Blackout Period, security holders or other interested persons may obtain, without charge, information about the actual beginning and ending dates of the Blackout Period and other information regarding the Blackout Period by contacting W. Hildebrandt Surgner, Jr., Vice President, Corporate Secretary and Associate General Counsel by telephone at 804-274-2200, or by mail at 6601 West Broad Street, Richmond, Virginia 23230.

Item 9.01.    Financial Statements and Exhibits.
(d) Exhibits

99.1	Notice provided to directors and executive officers of Altria Group, Inc., dated June 3, 2025.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALTRIA GROUP, INC.

By:	/s/ W. HILDEBRANDT SURGNER, JR.
Name:	W. Hildebrandt Surgner, Jr.
Title:	Vice President, Corporate Secretary and
Associate General Counsel

DATE:    June 3, 2025

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